Exhibit 10.95

SUBSCRIPTION AGREEMENT

VIRAL GENETICS, INC.

2290 Huntington Drive, Suite 100

San Marino, CA 91108

THE COMMON STOCK OF VIRAL GENETICS, INC., INCLUDING THAT ACQUIRABLE UPON EXCHANGE OF THE CONVERTIBLE DEBENTURE, DESCRIBED IN THIS SUBSCRIPTION AGREEMENT (this "Agreement") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("Act"), OR QUALIFIED UNDER THE STATE SECURITIES LAWS OF ANY STATE. THE SECURITIES ARE BEING SOLD IN RELIANCE ON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THE SECURITIES AND RIGHTS PURSUANT TO THIS AGREEMENT CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS, INCLUDING REGULATION S PROMULGATED UNDER THE ACT.

ALL OFFERS AND SALE OF SAID SECURITIES BY NON-U.S. PERSONS PRIOR TO THE EXPIRATION OF A PERIOD COMMENCING ON THE DATE OF THE CLOSING OF THIS OFFERING AND ENDING ONE-YEAR THEREAFTER SHALL ONLY BE MADE IN COMPLIANCE WITH THE SAFE HARBOR CONTAINED IN REGULATION S, PURSUANT TO THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT OF 1933, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION, AND ALL OFFERS AND SALES AFTER THE EXPIRATION OF THE ONE-YEAR PERIOD SHALL BE MADE ONLY PURSUANT TO REGISTRATION OR AN EXEMPTION FROM REGISTRATION.

This Agreement shall constitute the irrevocable offer of the undersigned to purchase,in the amounts and subject to the terms set forth in this Agreement, one Convertible Debenture of Viral Genetics, Inc., a Delaware corporation (the "Company") ("Debenture"), with the face value of $50000.00 in the form attached hereto as Exhibit A, for the purchase price of $50000.00. On execution by both parties, this Agreement shall become a bilateral agreement binding on both the undersigned and the Company. Each part of this Agreement must be completed by the undersigned and, by execution below, the undersigned acknowledges that it understands that the Company is relying on the accuracy and completeness hereof in complying with its obligations under applicable securities laws.

On the foregoing, it is hereby agreed as follows:

1.              SUBSCRIPTION. The undersigned hereby irrevocably subscribes for the purchase of the Debenture. The undersigned is tendering to the Company:

(a)               one signed copy of this Agreement; and

(b)               payment in the amount of $50000.00 (the "Purchase Price").

2.              GENERAL REPRESENTATIONS OF SUBSCRIBER. The undersigned hereby represents and warrants as follows:

(a)               The undersigned is over the age of 18 years;

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(b)               The undersigned acknowledges that neither the United States Securities and Exchange Commission nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing these securities;

(c)               The undersigned has received and read all of the Company's filings made on the OTCIQ News and Disclosure system and available at www.pinksheets.com including the "Quarterly Report" and "Consolidated Financial Statements" for the six months ended June 30, 2012; the "Annual Report" and "Consolidated Financial Statements" for the fiscal year ended December 31, 2011; the "Initial Company Information and Disclosure Statements" for the nine months and three months ending September 30, 2009 and March 31, 2009, respectively; the "Articles of Incorporation — Amendment" filed May 15, 2009; and the "Supplemental Information — Current Reporting Obligations Filing — Merger" filed April 24, 2009; as well as all prior filings made on the SEC EDGAR system including, without limitation, the Form 10-KSB, as amended, for the fiscal year ended December 31, 2006, the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007, all Current Reports on Form 8-K, all other filings and disclosures made on the OTCIQ News and Disclosure system and available at www.pinksheets.com, all press releases, and other information; and the undersigned understands the risk of an investment in the Company, acknowledging that an investment in the Company inherently involves high risks.

(d)               The undersigned, either alone or with the assistance of one or more advisers engaged by it, has such knowledge and experience in business and financial matters that it or they is capable of evaluating the Company, its business operations, and the risks and merits of an investment in the Company;

(e)               The undersigned has been provided with all materials and information requested by the undersigned or its representatives, including any information requested to verify any information furnished, and the undersigned has been provided the opportunity for direct communication between the Company and its representatives and the undersigned and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the Company including with regards to any of the information described in 2 (c) above;

(f)               All information which the undersigned has provided to the Company or its agents or representatives concerning the undersigned's suitability to invest in the Company is complete, accurate, and correct as of the date of the undersigned's signature on this Agreement. Such information includes, but is not limited to, information concerning the undersigned's personal financial affairs, business position, and the knowledge and experience of the undersigned and the undersigned's advisers;

(g)               The undersigned has no present intention of dividing any of the securities or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of the securities, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance;

(h)               The undersigned was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the securities through this Agreement; and

(i)               The undersigned has adequate means of providing for its current needs and possible contingencies and has no need now and anticipates no need in the foreseeable future, to sell any portion of the securities for which the undersigned hereby subscribes. The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the securities for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

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(j)               The undersigned is an Accredited Investor, and has completed the following Accredited Investor Qualifying Questionnaire:

PERSONAL FINANCIAL INFORMATION. The following information pertaining to the undersigned as a natural person and U.S. Persons within the meaning of Regulation S is being provided here in lieu of furnishing a personal financial statement.

(a)               My individual net worth, or joint net worth with my spouse, excluding any primary residence, exceeds $1,000,000.

Yes [X]     No [  ]

_________

INITIAL

(b)               My individual income in 2010 and 2011 exceeded $200,000 in each such year, and I reasonably expect my individual income will be in excess of $200,000 in 2012.

Yes [X]     No [  ]

_________

INITIAL

(c)               The joint income of my spouse and I in 2010 and 2011 exceeded $300,000 in each such year, and I reasonably expect our joint income will be in excess of $300,000 in 2012.

Yes [X]     No [  ]

_________

INITIAL

(d)               Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

Yes [X]     No [  ]

_________

INITIAL

3.              REPRESENTATIONS REGARDING EXEMPTIONS AND RESTRICTIONS ON TRANSFER. The undersigned represents that the securities are being acquired without a view to, or for, resale in connection with any distribution of the securities or any interest therein without registration or other compliance under the Act, and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The undersigned understands that the securities have not been registered, but are being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter" within the meaning of the Act. The undersigned acknowledges that the securities must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available. The Company is under no obligation to register the securities under the Act or under Section 12 of the Securities Exchange Act of 1934, as amended. The certificates representing the securities will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

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4.              GENERAL. The undersigned further understands, acknowledges, and agrees that:

(a)               This Agreement is registered in the name of the undersigned on the books of the Company at its principal offices, and no transfer hereof shall be valid and binding on the Company unless made at such offices by the registered holder or his attorney-in-fact duly authorized in writing. The Company may deem and treat the person in whose name this Agreement is registered as the absolute owner hereof for the purpose of receiving any securities issuable pursuant hereto and for all other purposes.

(b)               This Agreement shall be construed in accordance with and governed by the laws of the state of California.

(c)               This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

(d)               Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not waive any rights granted to the undersigned under federal and state securities laws.

(e)               The undersigned will hold title to the securities as follows:

______ Community Property

______ Joint Tenants, with Right of Survivorship

______ Tenants in Common

______ Separate Property

______ Other   Morales Investment Trust - Pam Morales, Pamele J. Morales

                   (Single Person, Trust, Etc., Please Indicate)

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EXHIBIT A

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NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OF 14 RED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS DEBENTURE DOES NOT REQUIRE PHYSICAL SURRENDER HEREOF IN ORDER TO EFFECT A PARTIAL PAYMENT, REDEMPTION OR CONVERSION HEREOF. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS DEBENTURE MAY BE LESS THAN THE PRINCIPAL AMOUNT SHOWN BELOW.

VIRAL GENETICS, INC.

6% UNSECURED CONVERTIBLE DEBENTURE

San Marino, California	$50000.00
Issue Date: September 31, 2012

FOR VALUE RECEIVED, VIRAL GENETICS, INC. a Delaware corporation (the "Company"), hereby promises to pay to the order of Morales Investment Trust, or their permitted successors or assigns (the "Holder") the sum of fifty thousand dollars ($50000) in same day funds, on or before the one-year anniversary of the date of issue affixed above (the "Maturity Date"). The Company's obligations under the Debenture, including without limitation its obligation to make payments of principal thereof and interest thereon, are unsecured.

The following terms shall apply to this Debenture:

1.              DEFINITIONS.

"Conversion Price" means seventy percent (70%) of the volume-weighted average closing price of the Shares of Offeror as reported by OTC Markets for the twenty (20) trading days starting from the trading day immediately after the record date of the Offeror's pending reverse stock split, expected on or around November 15, 2012.

"Default Interest Rate" means twelve percent (12%).

"Issue Date" means the date on which this Debenture is issued.

"Maturity Date" has the meaning set forth in the preamble to this Agreement.

"Person" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, governmental authority or other entity.

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All definitions contained in this Debenture are equally applicable to the singular and plural forms of the terms defined. The words "hereof', "herein" and "hereunder" and words of similar import referring to this Debenture refer to this Debenture as a whole and not to any particular provision of this Debenture.

2.              PAYMENT.

(a)              Principal Payment. The Company shall pay to the Holder, in cash on or before the Maturity Date, the original unpaid principal amount of this Debenture (plus unpaid accrued interest thereon); provided, that if the Maturity Date is not a business day, such payment shall be made on the next succeeding business day. The Principal Payment that is due in cash and which is not paid on the Maturity Date shall bear interest until paid at the Default Interest Rate.

(b)              Interest. This Debenture shall bear interest at the simple annual rate of six percent (6%), unless in Default, all due at the Maturity Date.

(c)              Prepayment. The Company may prepay the unpaid principal of this Debenture in whole or in part at any time by delivery in immediately-available cash following 20 business days advance notice in writing, during which time Holder may elect to effect a Conversion of all or any part of unpaid principal and interest, as described herein.

3.              CONVERSION.

(a)              Conversion. Subject to the conditions and limitations specifically provided herein, Holder may elect to exchange all or any part of unpaid principal and interest into Shares (a "Conversion").

(b)              Conversion Notice. In order to effect a conversion of principal and accrued interest of this Debenture, the Holder shall send to Company by facsimile transmission or email, at any time prior to 5:00 p.m., Pacific Time, on the business day on which the Company wishes to effect such Conversion (the "Conversion Date"), a properly completed notice of conversion, in the form set forth on Annex I hereto, stating the amount of principal (and, if the Holder so elects, Interest) to be converted and a calculation of the number of Shares issuable upon such Conversion (a "Conversion Notice"). The Holder may specify the name or names (if not the Holder) in which the Shares that are issuable on such Conversion shall be issued by notifying Company. The Holder shall not be required to physically surrender this Debenture to the Company in order to effect a Conversion, unless such Conversion would represent payment in full of the Debenture. The Company shall maintain a record showing, at any given time, the unpaid principal amount of this Debenture and the date of each Conversion or other payment of principal hereof.

(c)              Number of Shares: Conversion Price. The number of Shares to be delivered by the Company pursuant to a Conversion shall be equal to the principal amount of (and, if the Holder so elects, Interest accrued on) this Debenture being converted divided by the Conversion Price.

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(d)              Delivery of Common Stock Upon Conversion. Upon delivery of a Conversion Notice, the Company shall, no later than the close of business on the fifth (5th) business day following the Conversion Date set forth in such Conversion Notice (the "Delivery Date"), issue and deliver or cause to be delivered to the Holder the number of shares of common stock ("Shares") determined pursuant to paragraph 3(c) above. The Company shall effect delivery of the Shares to the Holder no later than the close of business on such Delivery Date by delivering to the Holder or its nominee physical certificates representing such shares. If any Conversion would create a fractional share, such fractional share shall be disregarded and the number of shares issuable upon such Conversion, in the aggregate, shall be the nearest whole number.

4.              MISCELLANEOUS.

(a)              Failure to Exercise Rights not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof. All rights and remedies of the Holder hereunder are cumulative and not exclusive of any rights or remedies otherwise available.

(b)              Notices. Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Debenture shall be in writing and shall be deemed delivered (1) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a business day, in which case such delivery will be deemed to be made on the next succeeding business day and (ii) on the next business day after timely delivery to an overnight courier, addressed as follows:

If to the Company:

Viral Genetics, Inc.

2210 Huntington Drive, Suite 100

San Marino, CA 91108

Attn: Haig Keledjian, Chief Executive Officer

Tel: 626-334-5310

Fax: 626-334-5324

Email: haig@viralgenetics.com

If to the Holder:

Pam Morales

_______________________

_______________________

Tel: 626.688.1726 (cell)

Fax: ____________________

Email: pamsilentranch@aol.com

(c)              Amendments. No amendment, modification or other change to, or waiver of any provision of, this Debenture may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder.

(d)              Transfer of Debenture_ The Holder may sell, transfer or otherwise dispose of all or any part of this Debenture (including without limitation pursuant to a pledge) to any person or entity as long as such sale, transfer or disposition is the subject of an effective registration statement under the Securities Act and applicable state securities laws, or is exempt from registration thereunder. From and after the date of any such sale, transfer or disposition, the transferee hereof shall be deemed to be the holder of a Debenture in the principal amount acquired by such transferee, and the Company shall, as promptly as practicable, issue and deliver to such transferee a new Debenture identical in all respects to this Debenture, in the name of such transferee. The Company shall be entitled to treat the original Holder as the holder of this entire Debenture unless and until it receives written notice of the sale, transfer or disposition hereof.

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(e)              Lost or Stolen Debenture. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Debenture, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Debenture, if mutilated, the Company shall execute and deliver to the Holder a new Debenture identical in all respects to this Debenture.

(f)              Governing Law. This Debenture shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed entirely within the State of California.

(g)              Successors and Assigns. The terms and conditions of this Debenture shall inure to the benefit of and be binding upon the respective successors (whether by merger or otherwise) and permitted assigns of the Company and the Holder. The Company may not assign its rights or obligations under this Debenture except as specifically required or permitted pursuant to the terms hereof.

(h)              Usury. This Debenture is subject to the express condition that at no time shall the Company be obligated or required to pay interest hereunder at a rate which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum interest rate which the Company is permitted by applicable law to contract or agree to pay. If by the terms of this Debenture, the Company is at any time required or obligated to pay interest hereunder at a rate in excess of such maximum rate, the rate of interest under this Debenture shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Debenture.

IN WITNESS WHEREOF, the Parties have caused this Debenture to be signed in their name by a duly authorized officer on the date first above written.

VIRAL GENETICS, INC.

By: /s/ Haig Keledjian

       Name: Haig Keledjian

       Title: President

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ANNEX I

NOTICE OF CONVERSION

The Holder hereby elects to require conversion of principal of and/or interest accrued on the 6% Unsecured Convertible Debenture (the "Debenture") into shares of common stock ("Shares") of the Company according to the terms and conditions of the Debenture. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Debenture.

Date of Conversion:______________________________

Principal Amount of

Debenture to be Converted:________________________

Amount of Interest

to be Converted:_________________________________

Number of Shares of

Common Stock to be Issued:________________________

Name of Holder:_________________________________

Address:_______________________________________

                 _______________________________________

                 _______________________________________

Signature:______________________________________

                   Name:

                   Title:

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